Exhibit 10.1

WACHOVIA

February 27, 2008

Mr. Carl Valeri

The Hamilton Company

39 Brighton Avenue

Boston, Massachusetts 02134

Re:	Project Name:	Hamilton Portfolio
	Location:	See Attached Exhibit A
	Number of Units	See Attached Exhibit A

Dear Mr. Valeri:

Reference is hereby made to the commitment letter issued by Wachovia Multifamily Capital, Inc. (“Lender) in your favor and dated January 11, 2008 (the “Commitment”).

The Commitment is hereby amended to add the following:

Borrower has requested an increase in the loan proceeds for the Properties listed in Exhibit A attached hereto (the “Increased Loan Proceeds”), which is in excess of the 5% tolerance permitted under the existing early rate lock, which occurred on January 11, 2008 (the “Original Interest Rate Lock”). Therefore, a subsequent rate lock must occur (the “Dual Interest Rate Lock”). The interest rate determined at the time of the Dual Interest Rate Lock will be combined on a weighted average basis with the Original Interest Rate Lock to determine the final interest rate (the “Final Blended Interest Rate”) for these Properties. Borrower will be required to execute a Dual Rate Setting Form for the Dual Interest Rate Lock.

Except as expressly modified by this letter, the existing terms, conditions, obligations and requirements of the Commitment hereby do and shall remain in full force and effect. All terms not defined herein shall have the meanings ascribed to them in the Commitment, the Prior Rate Setting Form and the Borrower Certification.

Mr. Carl Valeri

February 27, 2008

Re: Hamilton Portfolio

Please sign and return a copy of this letter so that it is received in this office no later than February 27, 2008.

Very truly yours,

WACHOVIA MULTIFAMILY CAPITAL, INC.

By:	/s/ Marie Carolo
Name: Marie Carolo
Title: Director

Accepted and Agreed to this
27 day of February, 2008

Olde English Apts., L.P.

By:	/s/ Ronald Brown
Name:
Title:

Commonwealth 1137, LP

By:	/s/ Ronald Brown
Name:
Title:

Commonwealth 1144, LP

By:	/s/ Ronald Brown
Name:
Title:

Clovelly Apartments, LP

By:	/s/ Ronald Brown
Name:
Title:

Mr. Carl Valeri

February 27, 2008

Re: Hamilton Portfolio

River Drive, LP

By:	/s/ Ronald Brown
Name:
Title:

Mr. Carl Valeri

February 27, 2008

Re: Hamilton Portfolio

EXHIBIT A

		Increased Loan
	Original Rate Locked	Proceeds at Dual
Property & Address	Amount	Interest Rate Lock	Final Loan Amount
Olde English Village, 704-
718 Chelmsford Street,
Lowell, MA	$2,000,000	$1,080,000	$3,080,000
Commonwealth Gardens,
1131-1137 Commonwealth
Ave, Boston, MA	$2,000,000	$1,750,000	$3,750,000
Commonwealth Apts.,
1144-1160 Commonwealth
Ave, Boston, MA	$12,000,000	$2,780,000	$14,780,000
Clovelly Apts., 160-170
Concord Street, Nashua,
NH	$3,000,000	$1,160,000	$4,160,000
River Drive Apts., 3-17
River Drive, Danvers, MA	$2,500,000	$965,000	$3,465,000